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                                                                   Exhibit 10.16

                                AMENDMENT NO. 1

                                      to

                           HIGHLANDS INSURANCE GROUP
                    EMPLOYEES' RETIREMENT AND SAVINGS PLAN



          Highlands Insurance Group, Inc., a Delaware corporation, hereby amends the Highlands Insurance Group Employees' Retirement and Savings Plan, pursuant to Article XVI thereof, in the following respect.

          The following new sentence is added to Section 10.2(b), effective July 1, 1998:

          Notwithstanding the foregoing, (a) above shall apply to any Participant who terminates employment with the Employer after (i) the sum of his age and his years of Vesting Service equals or exceeds 70, or (ii) attaining the age of 55 if he was a Participant on January 1, 1987.


          IN WITNESS WHEREOF, Highlands Insurance Group, Inc. has caused this instrument of amendment to be executed its officer hereunto duly authorized this _____ day of _____________________, 1999.



                              HIGHLANDS INSURANCE GROUP, INC.


                              By:_________________________________

                              Its:_________________________________